Consent of Independent Registered Public Accounting Firm

We consent to the use in this Registration Statement of Oriental Nonferrous Metals Technology Co., Ltd. on Form 20-F Amendment No. 1 of our report dated March 12, 2012, on the consolidated financial statements of Oriental Nonferrous Metals Technology Co., Ltd. and to the reference to us under the heading “Statement by experts” in the Registration Statement.

/s/ Crowe Horwath LLP

New York, New York

March 12, 2012